UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 13, 2018

SONOMA PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33216	68-0423298
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1129 N. McDowell Blvd.

Petaluma, CA   94954

(Address of principal executive offices)

(Zip Code)

(707) 283-0550

(Registrant’s telephone number, including area code)

Not applicable.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Retirement of Director

Effective September 19, 2018, Mr. Russell Harrison retired from our Board. Mr. Harrison has served on our Board since February 2014. We are grateful for his years of services and valuable knowledge he provided to our Company and wish him the best for the future.

Appointment of Director

Effective September 19, 2018, our Board appointed Mr. Philippe Weigerstorfer as a director of our Company. He will replace Mr. Harrison as an independent director. Mr. Weigerstorfer was also appointed as a non-chairperson member of our Audit Committee and our Nominating and Corporate Governance Committees. We look forward to working with Mr. Weigerstorfer as he brings tremendous international experience, especially in Europe and Asia to our Board.

Since 2011, Mr. Weigerstorfer has been the managing director of Vifor Pharma Asia Pacific Pte. Ltd., a company of the Vifor Pharma Group, which specializes in treatment and prevention of iron deficiencies. From 2008 to 2011, he was the head of the business development and licensing unit of Vifor Pharma Ltd. From 2011 to 2016 he was also a special advisor to the executive chairman of Galenica Ltd., Switzerland. From 2000 to 2011 he worked at Galencia Ltd. where he rose to the position of head of corporate development, helping insure corporate growth through acquisition of pharmaceutical companies, licenses, and projects. From 1996 to 1999 he worked at Novartis Pharma Ltd. where he headed the corporate marketing for the “dermatology and others” area and helped Novartis to become the leading dermatology company in the world. Previous to that, from 1987 to 1996, Mr. Weigerstorfer worked with Sandoz Pharma AG, Switzerland in many different roles including as head of the dermatology and cardiovascular business unit. He earned his degree in business administration and economics with a minor in law from University Basel, Switzerland and also taught at business school.

Pursuant to our non-employee director compensation plan, as a non-employee director of our Company, Mr. Weigerstorfer will receive an annual retainer of $32,500. He will also receive an additional $7,500 each annually as member of the Audit Committee and the Nominating and Corporate Governance Committees. We will also reimburse Mr. Weigerstorfer for reasonable expenses in connection with attendance at board and committee meetings.

In conjunction with his appointment to our Board, on September 19, 2018, Mr. Weigerstorfer was automatically granted 22,500 shares of common stock upon first becoming a member of our Board. The shares will vest in three equal installments over a period of three years on the first, second, and third anniversary of the grant.

There are no arrangements or understandings between Mr. Weigerstorfer and any other persons pursuant to which he was appointed to serve on the Board, nor were there any transactions or proposed transactions involving Mr. Weigerstorfer as a participant as required to be disclosed by Item 404(a) of Regulation S-K.

Indemnification and Director Agreement

In connection with his appointment as a director of our Board, we also entered into an indemnification agreement and a director agreement with Mr. Weigerstorfer. The indemnification agreement sets forth the circumstances and procedures pursuant to which we agree, by contract, to indemnify our directors and certain of our officers against claims and losses arising from their services as directors and officers. The agreement is substantially identical to the form of indemnification agreement filed as Exhibit 10.1 to our Registration Statement on Form S-1 (File No. 333-135584), as amended, declared effective on January 24, 2007. The director agreement sets forth the general duties of a director, including terms regarding confidentiality and competing activities. The agreement is substantially identical to the form of the director agreement filed as Exhibit 10.20 to our Registration Statement on Form S-1 (File No. 333-135584), as amended, declared effective on January 24, 2007.

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Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective September 13, 2018, we filed a certificate of amendment with the Secretary of State of the State of Delaware in order to effect an increase of the total number of shares of our common stock we are authorized to issue to 24,000,000.

At the annual meeting, our stockholders approved an amendment to our Restated Certificate of Incorporation, as amended, to increase the number of authorized common stock, $0.0001 par value per share, to a total number of 24,000,000 shares.

The authorized share increase became effective September 13, 2018. The certificate of amendment is attached to this Current Report on Form 8-K as Exhibit 3.1 and its terms are incorporated herein by reference.

This report contains forward-looking statements. Forward-looking statements include, but are not limited to, statements that express our intentions, beliefs, expectations, strategies, predictions or any other statements related to our future activities, or other future events or conditions. These statements are based on current expectations, estimates and projections about our business based, in part, on assumptions made by management. These statements are not guarantees of future performances and involve risks, uncertainties and assumptions that are difficult to predict. Therefore, actual outcomes and results may differ materially from what is expressed or forecasted in the forward-looking statements due to numerous factors, including those risks discussed in our annual report on Form 10-K and in other documents that we file from time to time with the SEC. Any forward-looking statements speak only as of the date on which they are made, and we do not undertake any obligation to update any forward-looking statement to reflect events or circumstances after the date of this report, except as required by law.

Item 9.01	Financial Statements and Exhibits.

3.1	Certificate of Amendment of Restated Certificate of Incorporation, of Sonoma Pharmaceuticals, Inc., as amended, dated September 13, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 19, 2018	SONOMA PHARMACEUTICALS, INC.

By: /s/ Robert Miller
Name: Robert Miller
Title: Chief Financial Officer

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